SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            MACATAWA BANK CORPORATION
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                  Michigan                               38-3391345
---------------------------------------      -----------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

         51 East Main Street
            Zeeland, MI                                     49464
---------------------------------------      -----------------------------------
(Address of Principal Executive offices)                  (Zip Code)

  If this form relates to the registration      If this form relates to the
  of a class of securities pursuant             registration of a class of
  to Section 12(b) of the Exchange              securities pursuant to Section
  Act and is effective pursuant to              12(g) of the Exchange Act and
  General Instruction A.(c), please             is effective pursuant to General
  check the following box. [ ]                  Instruction A. (d), please check
                                                the following box.    |X|


Securities Act registration statement file number to which this form relates:____________________
                    (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class                          Name of Each Exchange on Which
  to be so Registered                          Each Class is to be Registered
-----------------------                        ---------------------------------
         None                                  Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered.

     For a description of the registrant's Common Stock, no par value, reference is made to the information set forth under the caption "Description of Capital Stock" in the Prospectus contained in the Registration Statement on Form SB-2 of the registrant (Registration No. 333-45755), as amended, which was filed with the Securities and Exchange Commission on or about February 6, 1998.

Item 2.   Exhibits.

     1. Specimen Stock  Certificate  for the  registrant's  Common Stock, no par
value.   (Incorporated   by  reference  to  Exhibit  4.1  to  the   registrant's
Registration Statement on Form SB-2, Registration No. 333-45755).

     2(a). Articles of Incorporation of the registrant, as amended (Incorporated by reference to Exhibit 3.1 to the registrant's Registration Statement on Form SB-2, Registration No. 333-45755).

     2(b). Bylaws of the registrant (Incorporated by reference to Exhibit 3.2 to
the  registrant's   Registration  Statement  on  Form  SB-2,   Registration  No.
333-45755).



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
                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    MACATAWA BANK CORPORATION



                                    By:    /s/ Benj. A. Smith, III
                                           Benj. A. Smith, III
                                           President and Chief Executive Officer


                                    Date: April 29, 1999





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